                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) DECEMBER 27, 2007

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                       COMMUNITY SHORES BANK CORPORATION
             (Exact name of registrant as specified in its charter)


             MICHIGAN                            000-51166                           38-3423227
   (State or other jurisdiction           (Commission File Number)          (IRS Employer Identification
        of incorporation)                                                               No.)

                        1030 W. NORTON AVENUE, MUSKEGON, MICHIGAN           49441
                         (Address of principal executive offices)         (Zip Code)

        Registrant's telephone number, including area code: 231-780-1800

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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.06 MATERIAL IMPAIRMENTS.

On December 28, 2007 the Registrant issued a press release, announcing that it's wholly owned subsidiary, Community Shores Bank ("the Bank"), has estimated that its fourth quarter 2007 loan loss provision will be $1 million. $689,000 of the additional loan loss provision is associated with two impaired commercial and industrial loans made to one customer totaling $1.1 million. The borrower's financial condition has deteriorated and the Bank could no longer rely on his personal resources to make the contractual principal and interest payments. The loans are collateralized by equipment and a second mortgage on the borrower's personal residence. Forced liquidation values were established for the equipment and the equity in borrower's personal residence was based on 90 percent of the 2007 appraised value minus the balance of the first mortgage. Based on the above assessment performed on December 27, 2007 it was determined that there was a collateral deficiency of $689,000. At this time it is believed that the loan loss allocation level is adequate and justifiable. The impairment charge does not include ancillary costs or expenditures that may be associated with liquidation of the real property.

The December 28, 2007 press release is furnished below under Item 7.01 of this report.

ITEM 7.01. REGULATION FD DISCLOSURE.

A copy of the Registrant's press release issued December 28, 2007 relating to the impairment described in Item 2.06 is furnished as Exhibit 99.1 to this report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1 Press Release dated December 28, 2007.

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                                    SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     COMMUNITY SHORES BANK CORPORATION
                               ----------------------------------------------
                                                (Registrant)
   JANUARY 3, 2008                          /S/ TRACEY A. WELSH
------------------------       ----------------------------------------------
        (Date)                                Tracey A. Welsh
                               Senior Vice President, Chief Financial Officer
                                               and Treasurer
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EXHIBIT INDEX

99.1    Press release dated December 28, 2007